SHP ETF TRUST

On behalf of the SHP ETF Trust (the “Trust”) and pursuant to Rule 497 of the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return information that mirrors the risk return summary information filed in the Prospectus for FIS Knights of Columbus Global Belief ETF (the “Fund”), which was filed pursuant to Rule 497 on July 9, 2021 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.

The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxomony Extension Presentation Linkbase